                           SSCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or Section
         240.14a-12

                       THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                  [LETTERHEAD]

April 30, 1999

Dear Shareholder,

    You are invited to the attend the 1999 Annual Meeting of Shareholders of The Publishing Company of North America, Inc. to be held on Monday, May 24, 1999 at our offices in Lake Helen, Florida, which is situated just off Interstate 4 between Orlando and Daytona Beach. The formal Notice of Annual Meeting, the Proxy Statement, and the Annual Report are enclosed.

    The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and discussion on other business matters properly brought before the meeting. Those of you who attend the Annual Meeting in person will have the opportunity to ask questions of broad interest to the Company's shareholders.

    It is important that your views be represented whether or not you are able to be present at the Annual Meeting. The board of directors recommends that you vote "FOR" or "YES" for all items presented. The continuing interest of the shareholders in the business of the Company is gratefully acknowledged. We hope you will attend the meeting. Whether or not you are able to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

Sincerely,

/s/ Peter S. Balise
PETER S. BALISE

Chairman and Chief Executive Officer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.

To All Shareholders:

    The annual meeting of the shareholders of The Publishing Company of North America, Inc. (the "Company") will be held at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744, on May 24, 1999 at 1:30 p.m., for the following purposes:

    1. To elect one member to the board of directors of the Company to serve for a three-year term until the Company's annual meeting, and his successor is elected and qualified.

    2. To ratify and approve an amendment to the Company's 1996 Stock Plan increasing the number of options authorized by 500,000 and increasing the number of options which may be granted to any one person by 50,000.

    3. To ratify the appointment of Ernst & Young, LLP as independent auditors for the fiscal year ended December 31, 1999.

    4. For the transaction of other lawful business that may properly come before the meeting.

    These items are more fully described in the following pages, which are made a part of this notice. The board of directors has fixed the close of business on April 15, 1999, as the record date for a determination of shareholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof. Stockholders are reminded that shares cannot be voted unless a signed Proxy card is returned or other arrangements are made to have the shares represented at the meeting.

    Please vote, date, sign and mail the enclosed proxy promptly in the enclosed return envelope or mail it to James M. Koller, 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744.

                                          By Order of the Board of Directors

Dated: April 30, 1999

                                              /s/ Peter S. Balise
                                          By:  Peter S. Balise
                                              President and Secretary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                                PROXY STATEMENT

    The enclosed proxy is solicited by Peter S. Balise and James M. Koller on behalf of the Board of Directors (the "Board") of The Publishing Company of North America, Inc. (the "Company") for use at the annual meeting of shareholders to be held on May 24, 1999 at 1:30 p.m. at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744. Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

    Only shareholders of record at the close of business on April 15, 1999 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the record date is entitled to one vote on all proposals. Mr. Peter Balise, the Company's President, as of the record date owned of record an aggregate of 1,387,058 shares of the Company's common stock, equal to 42.5% of the outstanding stock. As of the close of business on April 15, 1998, 3,263,000 shares of common stock of the Company were outstanding.

    All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name is entitled to vote the shares on some matters but not others. If the beneficial owner does not give the broker voting instructions on those other matters, the missing votes are broker non-votes. In our case, the broker is entitled to vote for Items 1, 3, and 4, but not Item 2. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

    This proxy statement and the accompanying proxy are first being mailed to shareholders on or about May 3, 1999.

    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth the number of shares of the Company's voting stock beneficially owned as of April 15, 1999 by (i) those persons known to be by the Company owners of more than 5% of the

Company's common stock, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:

                                                                   AMOUNT AND
                                                                    NATURE OF
                             NAME AND ADDRESS OF                   BENEFICIAL       PERCENT OF
     CLASS                   BENEFICIAL OWNERSHIP                 OWNERSHIP(1)        CLASS
--------------------------------------------------------------    -------------     ----------
Common Stock    Peter S. Balise                                       1,437,058(2)     43.4%
and Vested      President, Secretary, and Chairman of the
Options         Board
                The Publishing Company of North America, Inc.
                186 P.C.N.A. Parkway
                Lake Helen, FL 32744-0280

Vested Options  J. William Wrigley                                       61,000(3)      1.8%
                Chief Operating Officer and Director
                The Publishing Company of North America, Inc.
                186 P.C.N.A. Parkway
                Lake Helen, FL 32744-0280

Vested Options  James M. Koller                                          22,400(4)        *
                Chief Financial Officer and Treasurer
                The Publishing Company of North America, Inc.
                186 P.C.N.A. Parkway
                Lake Helen, FL 32744-0280

Common Stock    Richard C. Silver                                        82,000(5)      2.5%
and Vested      Director
Options         13160 Doubletree Circle
                Wellington, FL 33414

Common Stock    Andrew J. Cahill                                         27,000(6)        *
and Vested      Director
Options         914 Mountainview Circle
                Westfield, NJ 07090

All directors and executive officers
of the Company as a group (five persons)                          1,629,458(2,3,4,5,6)    47.2%

------------------------------

*   Less than 1% of class

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options which vest within 60 days of the Record Date, i.e., June 14, 1999. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.

(2) Includes 50,000 shares of common stock underlying vested options granted pursuant to the Company's 1996 Stock Plan (the "Plan").

(3) Represents shares of common stock underlying vested stock options granted pursuant to the Plan. Does not include 61,000 shares underlying unvested options granted pursuant to the Plan.

(4) Represents shares of common stock underlying vested stock options granted pursuant to the Plan. Does not include 56,200 shares underlying unvested options granted pursuant to the Plan.

(5) Mr. Silver is serving on the Company's Board as the designee of the underwriter (the "Underwriter") of the Company's initial public offering (the "IPO"). Includes 19,000 shares of common stock underlying vested warrants exercisable at $6.60 per share issued to the Underwriter and transferred to Mr. Silver. Includes 10,000 shares of common stock underlying vested options and 3,000 shares of common stock granted pursuant to the Plan. Does not include 5,000 shares underlying unvested options granted pursuant to the Plan.

(6) Includes 5,000 shares of common stock underlying vested options and 3,000 shares of common stock granted pursuant to the Plan and 19,000 vested warrants. Does not include 10,000 shares underlying unvested options granted pursuant to the Plan.

    BOARD OF DIRECTORS

    The business of the Company is managed under the direction of the Board. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written communications and discussions with management.

    The Company has not paid any cash compensation to any person for serving as a director. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of stock and non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

    BOARD MEETINGS AND COMMITTEES

    The Board of the Company held seven meetings during the fiscal year ended December 31, 1998. All directors attended the meeting of the Board in person or by telephone, except Mr. Butler who was unable to attend meetings on February 20 and April 20, 1998.

    On May 28, 1998 the Company established a compensation committee, an audit committee, and a strategic business committee. During fiscal 1998 the compensation committee held no meetings and executed unanimous consents on two occasions. The audit committee held one meeting in 1998. The strategic business committee held no meetings in 1998.

    The compensation committee administers the Company's Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, of the Company's officers and key employees. Messrs. Balise and Silver currently comprise the compensation committee.

    The audit committee reviews the engagement of the independent accountants and reviews the independence of its auditors. The audit committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. Messrs. Cahill and Silver currently comprise the audit committee.

    The strategic business committee explores possible new business opportunities and reports back to the Board. Mr. Balise is currently the sole member of the strategic business committee.

                           CURRENT BOARD OF DIRECTORS

                                                                     POSITION
NAME                                         AGE                   WITH COMPANY                  SINCE      TERM       ENDING
---------------------------------------      ---      ---------------------------------------  ---------  ---------  -----------
Peter S. Balise........................          40   Chairman of the Board, President and          1996    3 years        1999
                                                      Secretary
Andrew J. Cahill(7)....................          42   Director                                      1998    3 years        2001
Richard C. Silver......................          46   Director                                      1997    3 years        2000
J. William Wrigley(8)..................          58   Director, Chief Operating Officer             1998    2 years        2000

------------------------------

(7) On November 4, 1998 Andrew J. Cahill was appointed to the Board and filled the vacancy created byt the resignation of Matt Butler in August 1998.

(8) On November 4, 1998 J. William Wrigley was appointed to the Board and filled the vacancy created by the resignation of Michael S. Paul in June 1998.

ITEM 1. ELECTION OF DIRECTORS

    One Class A director is to be elected at the annual meeting. The Company's articles of incorporation (the "Articles"), as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Initially, Class A directors serve a three-year term, Class B directors serve a two-year term and Class C directors serve a one-year term, with subsequent terms being three years for all classes. Mr. Balise is a Class A director, Mr. Cahill is a Class B director, and Messrs. Silver and Wrigley are Class C directors. Last year, as a Class C director, Mr. Silver was elected to serve a three-year term. This year, as a Class A director, only Mr. Balise is up for re-election. Accordingly, the Company's shareholders will vote concerning Mr. Balise's election. If elected, Mr. Balise will hold office for a three-year term until the annual meeting of shareholders held in 2002 and his successor is elected and qualified.

    The nominee for the Board is set forth below. The Class A director shall be elected by a plurality of the votes of the shares cast at the annual meeting. The proxy holders intend to vote all proxies received by them for the nominee for director listed below unless instructed otherwise. In the event Mr. Balise is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy.

                   NOMINEE FOR ELECTION TO BOARD OF DIRECTORS

                                                                         POSITION WITH
NAME                                             AGE                      THE COMPANY                    SINCE     NEW TERM
-------------------------------------------      ---      -------------------------------------------  ---------  -----------
Peter S. Balise............................          40   Chairman of the Board, President and              1996     3 years
                                                          Secretary

    PETER S. BALISE founded the Company and has been its President and Secretary since inception and was its Treasurer until March 1996. He was elected Chairman of the Board in March 1996 when the Company amended its articles of incorporation to eliminate shareholder management. From prior to 1991 to September 1993, Mr. Balise was President of the Company's predecessor. From September 1993 through March 15, 1994, Mr. Balise was an employee of the Company's predecessor.

    OTHER DIRECTORS

    ANDREW J. CAHILL is a Managing Director with Stone Pine Investment Banking LLC where he is engaged in originating and managing new investment banking business, including private placements, mergers and acquisitions, and financial restructurings. From 1987 to 1997, he was a Managing Director-- Investment Banking for Laidlaw Equities, Inc. Mr. Cahill brings previous experience with the Company from his active role in Laidlaw Equities' underwriting of the Company's initial public offering in 1996.

    RICHARD SILVER, ESQ. is currently a private investor. From March 1995 through May 1997, Mr. Silver was a managing director of Laidlaw Equities, Inc., which was the Underwriter of the Company's initial public offering. From April 1994 through March 1995, Mr. Silver was Director of Closed End Funds with Prudential Securities, Inc. From June 1991 through June 1993, Mr. Silver was a principal with Cambridge Financial. Mr. Silver is admitted to practice law in the State of New York and previously was an associate with the national law firm of Weil, Gotchal & Manges in New York, New York specializing in taxation.

    J. WILLIAM WRIGLEY joined the Company in January 1998 as National Sales Manager and became its Chief Operating Officer in August. In 1986 he founded Paoli Publishing in Paoli, Pennsylvania, and was its President and Chief Executive Officer until January 1998.

    NON-DIRECTOR EXECUTIVE OFFICER

    JAMES M. KOLLER has been the Company's Chief Financial Officer since January 1996 and its Treasurer since May 1998. Prior to that time, from October 1990 through December 1995, Mr. Koller was Chief Financial Officer and Vice President of Kearney Systems, Inc., Orlando, Florida.

    EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each executive officer and former executive officer who received compensation exceeding $100,000 for the fiscal years ended December 31, 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION
----------------------------------------------------------------------------------------
             (A)                (B)       (C)                (E)                (I)
                                                        OTHER ANNUAL         ALL OTHER
                                                        COMPENSATION       COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)            ($)                ($)
------------------------------  ----  ------------      -------------      -------------
Executive Officer
Peter S. Balise,
Chief Executive Officer,
  President,                    1998  $    112,028(9)      $ 2,599(11)        $ 1,097(12)
Secretary and Chairman of the   1997  $    109,662(10)     $ 2,609(11)        $     0
  Board                         1996  $    104,039         $ 2,388(11)        $ 3,677(13)

Executive Officer               1998  $    119,849(14)     $ 8,124(11)        $ 9,471(15)
J. William Wrigley              1997  $          0         $     0            $     0
Chief Operating Officer         1996  $          0         $     0            $     0

Former Executive Officer
D. Scott Plakon                 1998  $     31,436         $ 4,415(11)        $ 1,016(18)
Executive Vice President        1997  $    101,583(17)     $ 5,162(11)        $     0
and Treasurer( 16)              1996  $     83,577         $ 4,781(11)        $ 2,594(19)

------------------------------

(9) Includes $7,938 paid pursuant to Mr. Balise's employment agreement for unused vacation time and a bonus of $31,192.

(10) Includes $7,629 paid pursuant to Mr. Balise's employment agreement for unused vacation time.

(11)  Consists of payment of health insurance premiums.

(12) Consists of the Company's matching contribution to Mr. Balise's 401(k) account for his 1997 contributions.

(13) Consists of $1,040 paid by the Company as its matching contribution to Mr. Balise's 401(k) account and $2,637 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996. See "Related Party Transactions".

(14)  Includes a bonus of $2,000.

(15) Pursuant to Mr. Wrigley's employment agreement, his housing expenses in Florida are paid by the Company.

(16)  Mr. Plakon resigned as an officer and employee of the Company in April
    1998.

(17) Includes $3,692 paid pursuant to Mr. Plakon's employment agreement for unused vacation time.

(18) Consists of the Company's matching contribution to Mr. Plakon's 401(k) account for his 1997 contributions.

(19) Consists of $836 paid by the Company as its matching contribution to Mr. Plakon's 401(k) account and $1,758 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996.

    EXECUTIVE COMPENSATION AGREEMENTS

    In May 1996, the Company entered into three-year written employment agreements with Messrs. Peter S. Balise and D. Scott Plakon. The agreements provided for base annual salaries of $100,000 and $96,000, respectively, subject to annual cost of living increases. Their employment agreements provided for annual bonuses at the discretion of the Board. Mr. Balise also is entitled to use a Company automobile. Mr. Balise voluntarily agreed to reduce his salary from approximately $100,000 to approximately $50,000 effective in May 1998. In exchange, the Company granted Mr. Balise 50,000 options which were re-priced at $1.00 per share as part of a re-pricing to all employees and directors. See "Related Party Transactions".

    Mr. Plakon resigned as an employee on April 17, 1998. In connection with his resignation, the Company and Mr. Plakon entered into an agreement terminating Mr. Plakon's employment agreement with the Company thereby eliminating the Company's liability to pay Mr. Plakon for the remaining 13 months (through May
1999). Mr. Plakon agreed to perform consulting services for the Company on an "as needed" basis in exchange for the Company paying health insurance costs for Mr. Plakon and his dependents through May 1999. Additionally, from January 1 through September 30, 1998 the Company purchased 250,000 shares of the Company's common stock at an average price of $0.66 per share from Mr. and Mrs. Plakon. See "Related Party Transactions".

    Mr. Wrigley receives a salary of $125,000 per year pursuant to written agreements which also provide for a grant of 122,000 options and payment of certain housing expenses.

    Mr. James M. Koller, the Company's Chief Financial Officer, receives a salary of $70,000 per year pursuant to an oral agreement.

    Each of the Company's executive officers also receive full reimbursement of health insurance premiums for them and their immediate families whereas the Company's other employees must pay one-half of the premium for their health insurance and 100% of the premium for their dependents.

    Pending the shareholder vote on the amendment to the Plan contained in Item 2 of this Proxy, the Company has adopted a policy of granting only non-qualified options to its employees in order to eliminate any possible compensation expense.

    In April 1996, the Company established a 401(k) Salary Reduction Plan covering substantially all employees with six months of service or more. Participants may contribute up to 12% of his or her annual compensation. The Company's matching contribution is determined annually by the Board. The Company's contribution for 1998 was $8,289.

    The Company does not have any other formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above.

    1996 STOCK PLAN

    The Company has adopted (and the shareholders have approved) the Plan for employees, consultants and directors covering 500,000 shares of common stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of non-qualified stock options (collectively "Options"). The Plan also provides for the grant of restricted common stock. Options and stock grants are hereafter collectively referred to as "Stock Rights."

    As of April 15, 1999, the Company had 396,600 outstanding Options exercisable from $1.88 to $6.25 per share including 50,000 Options held by Mr. Balise, the Company's Chief Executive Officer, 122,000 Options held by Mr. Wrigley, the Company's Chief Operating Officer, 75,000 Options held by Mr. Koller, the Company's Chief Financial Officer, and 15,000 Options held by each of Mssrs. Silver and Cahill. See "Related Party Transactions". Generally, Options granted vest at the rate of one-fifth each December 31st, subject to continued employment. Automatic grants to directors who are not employees or 10% shareholders vest at the rate of one-third each December 31(st), subject to continued Board service. Once vested, Options may be forfeited under certain circumstances.

    The Plan is intended to comply with Section 16(b) of the Securities Exchange Act of 1934 and Rule 16b-3 promulgated thereunder and other applicable laws and is administered by the Board. The Board has the power to determine eligibility to receive Options, the terms of any Options including the exercise price, the number of shares subject to the Options, the vesting schedule and the term of any such Options. The exercise price of all Options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of grant. With respect to any participant who owns common stock possessing more than 10% of the voting power of the Company's outstanding common stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum term of the ISO must not exceed five years. The terms of all other Options granted under the Plan may not exceed 10 years.

    The Plan provides for an automatic grant of 3,000 shares of common stock and 15,000 Options to any non-employee director who is not a 10% shareholder, both of which vest annually over a three-year term each December 31, provided that such person is still serving as a director on the vesting date. The sole consideration for the grant of the shares of common stock and Options consists of the service as a director. As provided for in the Plan, the exercise price of the Options is the closing price of the Company's common stock on the last business day prior to the grant of Options.

    The following table gives information as to all common stock and Options to purchase the Company's common stock which were granted to each current outside director of the Company pursuant to the above automatic grant provisions of the Plan.

   GRANTS OF STOCK AND STOCK OPTIONS AS OF APRIL 15, 1999 TO CURRENT OUTSIDE
                                DIRECTORS(20,21)

                                                                                    AVERAGE
                                                                                     OPTION
                                                                                    EXERCISE
                                              DATE OF          NUMBER OF             PRICE
NAME                                           GRANT          OPTIONS/SHARES       PER SHARE
----------------------------------------  ----------------    -----------         ------------
Richard C. Silver.......................  May 28, 1997          15,000(22) / 3000     $1.00(23)
Andrew J. Cahill........................  November 4, 1998      15,000(24) / 3000     $1.00

------------------------------

(20)  As of April 15, 1999 no Options have been exercised.

(21) Former outside directors Butler, Hofmann, and McKey have 10,000, 5,000, and 5,000 Options vested, respectively.

(22) These Options will expire May 28, 2007; 10,000 of these Options are vested.

(23) These Options were re-priced as part of a re-pricing to all employees and directors.

(24) These Options will expire November 4, 2008; 5,000 of these Options are vested.

    RELATED PARTY TRANSACTIONS

    In December 1997, the Company granted Mr. Balise, its Chief Executive Officer, Options to purchase 50,000 shares of stock exercisable at $5.50. At the same time, Mr. Balise voluntarily reduced his salary by one-half. These Options were subsequently repriced at $1.00 per share as part of a repricing of all the employee and director Options. From January 1 through September 30, 1998, the Company purchased 250,000 shares of its common stock from Mr. and Mrs. Plakon at an average price of $0.66 per share. Mr. Plakon was a director and executive vice president of the Company. In late April 1998, Mr. Silver purchased 50,000 shares of common stock from Mr. and Mrs. Plakon at $.75 per share. Also, in November 1998, Mr. Balise acquired 333,333 shares from Mr. and Mrs. Plakon in consideration of the forgiveness of a $200,000 mortgage owed to Mr. Balise and the grant of certain rights to repurchase the stock above current fair market value escalating over time.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). To the best of the Company's knowledge based solely on its review of copies of such forms received or filed by it, or written representations from certain reporting persons, all filings of Form 3, 4 and 5 required to be made with the SEC have been made.

ITEM 2. AMENDMENT TO 1996 STOCK PLAN

    In March 1999 the Board approved an amendment to the Company's 1996 Stock Plan increasing the number of Stock Rights by 500,000 and increasing the number of Stock Rights which may be granted to any one person by 50,000. Ratification and approval by the shareholders is being sought for these increases of Stock Rights under the Plan. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit A. The SEC rules do not require shareholder approval. However, the Code requires shareholder approval if the Options to be granted are treated as ISOs rather than non-qualified Options. Management believes it is in the best interest of our employees to grant ISOs whenever possible because no tax to the employee is recognized upon exercise of the ISOs.

    An affirmative vote of the holders of at least a majority of the votes represented in person or by proxy at the annual meeting is required to approve the proposed amendment to the Plan. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 3. APPOINTMENT OF AUDITORS

    Ernst & Young LLP ("E&Y"), independent certified public accountants, currently acts as the independent auditors of the Company and has been selected by the Board to act as auditors for the fiscal year ending December 31, 1999, subject to shareholder approval. Unless directed to vote against, proxies being solicited will be voted for the ratification of E&Y as independent auditors for the Company's fiscal year ending December 31, 1999. E&Y acted as auditors for the Company for the fiscal year ended December 31, 1998. A representative of E&Y will be present at the meeting to respond to questions.

    Ratification of the appointment of E&Y as the Company's independent auditors for fiscal 1999 will require the affirmative vote of at least a majority of the votes represented in person or by proxy at the annual meeting. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 4. OTHER MATTERS

    The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

    If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

    SHAREHOLDERS' PROPOSALS

    Any shareholder of the Company, who wishes to present a proposal to be considered at the 2000 annual meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 1999.

    The Company will furnish without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to James M. Koller at the Company offices located at 186 P.C.N.A Parkway, Lake Helen, Florida, 32744-0280.

                                          By the Order of the Board of Directors

                                          /s/ Peter S. Balise
  ------------------------------------------------------------------------------

                                          Peter S. Balise, Secretary

                                   EXHIBIT A

                             FIRST AMENDMENT TO THE
                               1996 STOCK PLAN OF
                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.

    I.  Paragraph 4 is hereby deleted and replaced with the following:

      4.  COMMON STOCK.

          The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, no par value, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,000,000 subject to adjustment as provided in Section 14. The maximum number of Stock Rights which can be granted to any person are not more than 150,000 shares underlying Stock Rights subject to adjustment. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 24, 1999

    The undersigned hereby appoints Peter S. Balise and James M. Koller as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of The Publishing Company of North America, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of shareholders of the Company to be held at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744, on May 24, 1999 at 1:30 p.m., and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

    EACH SHARE OF COMMON STOCK OUTSTANDING ON THE RECORD DATE IS ENTITLED TO ONE VOTE ON ALL PROPOSALS.

1. Election of Director to serve on the board of directors of the Company for a three-year term until the Company's annual meeting for
    2002:    NOMINEE:  Peter S. Balise
                    / /  FOR        / /  WITHHELD

2. I hereby ratify and approve an amendment to the Company's 1996 Stock Plan increasing the number of Stock Rights authorized by 500,000 and increasing the number of Stock Rights which may be issued to any one person by 50,000.

            / /  YES            / /  AGAINST            / /  ABSTAIN

3. I hereby ratify the appointment of Ernst & Young, LLP independent auditors for the fiscal year ended December 31, 1999.

            / /  YES            / /  AGAINST            / /  ABSTAIN

4. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of shareholders.

            / /  YES            / /  AGAINST            / /  ABSTAIN

    (Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

    IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR ALL PROPOSALS.

                                                          Dated: , 1999
Signature of Shareholder
Typed or Printed Name of Shareholder                      Number of Shares Owned

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.